Exhibit (10)(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to Shareholders of LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio, each a series of BlackRock Funds III, which are also incorporated by reference into the registration Statement.

We also consent to the incorporation by reference in this Registration Statement of Form N-1A of our report dated February 24, 2014, relating to the financial statements which appears in the December 31, 2013 Annual Report to Interestholders of the LifePath 2025 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2045 Master Portfolio and LifePath 2055 Master Portfolio, each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 25, 2014

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2014, relating to the financial statements and financial highlights which appears in the December 31, 2013 Annual Report to Shareholders of LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio, each a series of BlackRock Funds III, which are also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 18, 2014, relating to the financial statements which appears in the December 31, 2013 Annual Report to Interestholders of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2040 Master Portfolio and LifePath 2050 Master Portfolio, each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 25, 2014